                                                                   EXHIBIT 10.17
                                                                   [OH]

            OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

                                       by

                                IRONTON IRON INC
                                    Mortgagor

                               for the benefit of
                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                    Mortgagee

                             as of November 19, 2004

                                Property address:
                                 2520 S. 3rd St.
                                   Ironton, OH

The maximum principal amount of loan indebtedness, exclusive of interest, that may not be outstanding at any time shall not exceed $60,000,000.

                                TABLE OF CONTENTS

                                                                                  PAGE
1.    DEFINITIONS...............................................................   1
2.    GRANT.....................................................................   2
3.    WARRANTIES, REPRESENTATIONS AND COVENANTS.................................   3
      3.1   Title to Mortgaged Property and Lien of this Instrument.............   3
      3.2   First Lien Status...................................................   3
      3.3   Payment and Performance.............................................   3
      3.4   Replacement of Fixtures and Personalty..............................   3
      3.5   Prohibited Liens; Prohibited Transfers..............................   3
      3.6   Other Covenants.....................................................   3
      3.7   Condemnation Awards and Insurance Proceeds..........................   4
4.    DEFAULT AND FORECLOSURE...................................................   4
      4.1   Remedies............................................................   4
      4.2   Separate Sales......................................................   5
      4.3   Remedies Cumulative, Concurrent and Nonexclusive....................   5
      4.4   Release of and Resort to Collateral.................................   5
      4.5   Waiver of Redemption, Notice and Marshalling of Assets..............   5
      4.6   Discontinuance of Proceedings.......................................   6
      4.7   Application of Proceeds.............................................   6
      4.8   Occupancy After Foreclosure.........................................   6
      4.9   Additional Advances and Disbursements; Costs of Enforcement.........   6
      4.10  No Mortgagee in Possession..........................................   6
5.    ASSIGNMENT OF RENTS AND LEASES............................................   7
      5.1   Assignment..........................................................   7
      5.2   No Obligation.......................................................   7
      5.3   Right to Apply Rents................................................   7
      5.4   No Merger of Estates................................................   7
6.    SECURITY AGREEMENT........................................................   8
      6.1   Security Interest...................................................   8
      6.2   Fixture Filing......................................................   8
7.    MISCELLANEOUS.............................................................   8

                                TABLE OF CONTENTS
                                  (continued)

                                                                                  PAGE
7.1   Notices...................................................................   8
7.2   Covenants Running with the Land...........................................   8
7.3   Attorney-in-Fact..........................................................   9
7.4   Successors and Assigns....................................................   9
7.5   Credit Agreement..........................................................   9
7.6   Release...................................................................   9
7.7   Waiver of Stay, Moratorium and Similar Rights.............................   9
7.8   Governing Law.............................................................  10
7.9   Headings..................................................................  10
7.10  Entire Agreement..........................................................  10
7.11  Future Advances...........................................................  10

                                TABLE OF CONTENTS
                                   (continued)

EXHIBIT A: Legal Description

                             INDEX OF DEFINED TERMS

                                                                                  PAGE
Credit Agreement.........................................................          1
Fixtures.................................................................          1
Improvements.............................................................          1
Indebtedness.............................................................          1
Land.....................................................................          1
Leases...................................................................          2
Lender...................................................................          1
Lenders..................................................................          1
Loan Documents...........................................................          1
Mortgage.................................................................          1
Mortgaged Property.......................................................          1
Mortgagee................................................................          1
Mortgagor................................................................          1
Obligations..............................................................          2
Permitted Encumbrances...................................................          2
Personalty...............................................................          2
Plans....................................................................          2
Property Agreements......................................................          2
Rents....................................................................          2
UCC......................................................................          2

            OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage") is executed as of November 19, 2004, by IRONTON IRON INC , an Ohio corporation ("Mortgagor"), having an office at 5445 Corporate Drive, Suite 200, Troy, Michigan 48098, for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS ("Mortgage"), having an office at 60 Wall Street, New York, NY 10005.

1. DEFINITIONS

As used herein, the following terms shall have the following meanings:

"Indebtedness": The sum of all (1) principal, interest and other amounts due under or secured by the Loan Documents, (2) principal, interest and other amounts that may hereafter be loaned by the Lenders, their successors or assigns, to or for the benefit of the owner of the Mortgaged Property, when evidenced by a promissory note or other instrument that, by its terms, is secured hereby, and (3) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Mortgagor to the Lenders under documents that recite that they are intended to be secured by this Mortgage.

"Lender" or "Lenders": All entities so designated pursuant to the terms of the Credit Agreement.

"Loan Documents": (1) The Debtor-In-Possession Credit Agreement dated as of October 22, 2004 among Internet Corporation, certain Subsidiaries of Intermet Corporation (including Mortgagor, each a "Borrower" and collectively, "Borrowers"), as Borrowers, each of the financial institutions named therein, Mortgagee, as collateral agent and The Bank of Nova Scotia, as administrative agent (the "Credit Agreement"); (2) Notes (as defined in the Credit Agreement), each executed by Borrowers, payable to the order of one or more Lenders; (3) the Collateral Documents, including without limitation this Mortgage, and Loan Documents (each as defined in the Credit Agreement); (4) all other documents now or hereafter executed by Mortgagor or any other person or entity to evidence or secure the payment of the Indebtedness or the performance of the Obligations; and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

"Mortgaged Property": (1) the real property described in Exhibit A, together with any greater estate therein as hereafter may be acquired by Mortgagor (the "Land"), (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), (4) all right, title and interest of Mortgagor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements

(the "Personalty"), (5) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property, (6) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"),
(7) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"),
(8) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "Rents"),
(9) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Property Agreements"), (10) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Mortgagor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (11) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (12) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor, (13) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, and (14) all of Mortgagor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. The term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

"Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Mortgagor or any other person or entity to the Lenders, Mortgagee or others as set forth in the Loan Documents.

"Permitted Encumbrances": Those Liens permitted under the Credit Agreement.

"UCC": The Uniform Commercial Code of the state in which the Land is located or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of any other state, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

In addition, all capitalized terms used in this Mortgage but not defined herein shall have the meanings given to them in the Credit Agreement.

2. GRANT

To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, SELLS and CONVEYS, to

Mortgagee the Mortgaged Property, subject, however, to Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee.

3. WARRANTIES, REPRESENTATIONS AND COVENANTS

Mortgagor warrants, represents and covenants to Mortgagee as follows:

3.1 Title to Mortgaged Property and Lien of this Instrument. Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except Permitted Encumbrances and the other Liens permitted under the Credit Agreement. This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

3.2 First Lien Status. Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage. If any lien or security interest other than the Permitted Encumbrance and the other Liens permitted under the Credit Agreement is asserted against the Mortgaged Property, Mortgagor shall promptly upon obtaining notice thereof, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement.

3.3 Payment and Performance. Mortgagor shall pay the Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed, in each case subject to the terms and conditions of the Credit Agreement.

3.4 Replacement of Fixtures and Personalty. Mortgagor shall not, without the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value (unless Mortgagor, in its reasonable business judgment, determines that such item is unnecessary), owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except Permitted Encumbrances and the other Liens permitted under the Credit Agreement and such as may be first approved in writing by Mortgagee, such approval not to be unreasonably withheld or delayed.

3.5 Prohibited Liens; Prohibited Transfers. Except as otherwise permitted in the Credit Agreement, Mortgagor shall not create, suffer, or permit to be created or filed against the Mortgaged Property any Lien superior or inferior to the lien created by this Mortgage. Except as otherwise provided in the Credit Agreement, Mortgagor may not sell, lease or convey all or any part of the Mortgaged Property or any interest therein.

3.6 Other Covenants. All of the covenants in the Credit Agreement are incorporated herein by reference. The covenants set forth in the Credit Agreement include, among other provisions:

(a) limitations on the lease, sale or transfer of any of the Mortgaged Property,
(b) the obligation to pay when due all taxes on the Mortgaged Property, (c) the obligation to keep the Mortgaged Property insured and (d) the obligation to comply with all legal requirements with respect to the Mortgaged Property (including environmental laws), all as more particularly described in the Credit Agreement.

3.7 Condemnation Awards and Insurance Proceeds. Mortgagor assigns all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property and all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee, subject to the terms of the Credit Agreement.

      Notwithstanding the foregoing, Mortgagee shall make available to Mortgagor the foregoing awards, compensation and proceeds of condemnation and insurance, for the purpose of restoration and rebuilding the Mortgaged Property, to the same extent that Mortgagor or the borrowers would be entitled to retain such funds under the terms of the Credit Agreement.

4. DEFAULT AND FORECLOSURE

4.1 Remedies. If an Event of Default exists, Mortgagee may, at Mortgagee's election, exercise any or all of the following rights, remedies and recourses:

      4.1.1 Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

      4.1.2 Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

      4.1.3 Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 4.7.

      4.1.4 Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that five days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee may be a purchaser at such sale and if Mortgagee is the highest bidder, may credit the portion of the purchase price that would be distributed to Mortgagee against the Indebtedness in lieu of paying cash.

      4.1.5 Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

      4.1.6 Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant with respect to the Mortgaged Property contained in the Loan Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Mortgage).

4.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

4.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Notes and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

4.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

4.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, and (b) any right to a marshaling of assets or a sale in inverse order of alienation.

4.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

4.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the order contemplated by subsection 2.4A of the Credit Agreement, unless otherwise required by applicable law.

4.8 Occupancy After Foreclosure. Subject to applicable law, the purchaser at any foreclosure sale pursuant to Section 4.1.4 shall become the legal owner of the Mortgaged Property. All occupants of the Mortgaged Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

4.9 Additional Advances and Disbursements; Costs of Enforcement.

      4.9.1 If any Event of Default exists, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section 4.9, or otherwise under this Mortgage, shall bear interest and shall be payable in accordance with the terms of the Credit Agreement, and all such sums, together with interest thereon, shall be secured by this Mortgage.

      4.9.2 Mortgagor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage or any claim under this Mortgage, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise, in all cases subject to the terms of the Credit Agreement.

4.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under

Article 6, nor any other remedies afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

5. ASSIGNMENT OF RENTS AND LEASES

5.1 Assignment. Mortgagor hereby assigns to Mortgagee a present, absolute assignment of the Leases and Rents. While any Event of Default exists, Mortgagee shall be entitled to (a) notify any person that the Leases have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; (b) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; (c) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (d) lease all or any part of the Mortgaged Property; and/or (e) perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver.

5.2 No Obligation. Notwithstanding Mortgagee's rights hereunder, Mortgagee shall not be obligated to perform, and Mortgagee does not undertake to perform, any obligation, duty or liability with respect to the Leases or Rents on account of this Mortgage. Mortgagee shall have no responsibility on account of this Mortgage for the control, care, maintenance or repair of the Mortgaged Property, for any waste committed on the Mortgaged Property, for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property other than for its gross negligence or willful misconduct.

5.3 Right to Apply Rents. Mortgagee shall have the right, but not the obligation, to use and apply any Rents received hereunder in such order and such manner as Mortgagee may determine, including, without limitation, for: (a) the payment of costs and expenses of enforcing or defending the terms of this Mortgage or the rights of Mortgagee hereunder, and collecting any Rents and (b) the payment of costs and expenses of the operation and maintenance of the Mortgaged Property. After the payment of all such costs and expenses and after Mortgagee has established such reserves as it, in its reasonable discretion, deems necessary for the proper management of the Mortgaged Property, Mortgagee shall apply all remaining Rents received by it in the manner contemplated by the Credit Agreement.

5.4 No Merger of Estates. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any lessee or any third party by purchase or otherwise.

6. SECURITY AGREEMENT

6.1 Security Interest. This Mortgage constitutes a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements. To this end, Mortgagor grants to Mortgagee, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreement sent to Mortgagor at least five days prior to any action under the UCC shall constitute reasonable notice to Mortgagor. In the event of any conflict between this Mortgage and the Security Agreement in connection with the treatment of such property, the Security Agreement shall control.

6.2 Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

7. MISCELLANEOUS

7.1 Notices. Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York time; (c) if delivered by overnight courier, one Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four Business Days after deposit with postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to Mortgagor:   Ironton Iron Inc.
                   5445 Corporate Drive, Suite 200
                   Troy, Michigan 48098
                   Attn: Alan Miller
                   Fax: 248-952-2501

If to Mortgagee:   c/o Deutsche Bank Trust Company Americas
                   60 Wall Street
                   NYC 60-0219
                   New York, NY 10005
                   Attn: Frank Fazio
                   Fax: 212-797-4655

7.2 Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Mortgagor" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Mortgagee has or will consent to any such conveyance or transfer of the Mortgaged Property). All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

7.3 Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, if Mortgagor shall fail to do so within ten days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at an interest rate equal to the Base Rate plus the Base Rate Margin plus 2.0% per annum; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

7.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

7.5 Credit Agreement. If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.

7.6 Release. Upon payment in full of the Indebtedness and performance in full of the Obligations, Mortgagee, at Mortgagor's expense, shall release the liens and security interests created by this Mortgage.

7.7 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

7.8 Governing Law. This Mortgage shall be governed by the laws of the State in which the Land is located.

7.9 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

7.10 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

7.11 Future Advances. Under the provisions of Section 5301.232 of the Ohio Revised Code, in addition to any other sum secured hereby, this Mortgage shall also secure the unpaid principal balance of, plus accrued interest on, any amount of money loaned, advanced, disbursed or paid by Mortgagee to or for the account and benefit of Mortgagor after this Mortgage is delivered to and filed with the Recorder's Office (herein called a "Future Advance").

      7.11.1 In addition to any other sum secured hereby, and as contemplated in
Section 5301.233 of the Ohio Revised Code, this Mortgage shall also secure the unpaid principal balance, plus the accrued interest thereon, of any advance made or any amount paid by Lender, after this Mortgage is delivered to and filed for recording with the Recorder's Office, in order to pay any real estate taxes, assessments, insurance premiums or other costs and expenses incurred by Lender in connection with the operation, protection or preservation of the Mortgaged Property or any part thereof or this Mortgage as provided in other provisions of this Mortgage.

      7.11.2 Mortgagor covenants and agrees with Mortgagee that Mortgagee may, at its option, do all things provided to be done by a Mortgagee under Section 1311.14 of the Ohio Revised Code, and any amendments or supplements thereto, for the protection of Mortgagee's interest in the Mortgaged Property.

                             Form of Acknowledgment

IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

                                                    IRONTON IRON INC.,
                                                    an Ohio corporation

                                                    By /s/ Alan J. Miller
                                                       -------------------------
                                                       Name: Alan J. Miller
                                                       Title: Vice President

STATE OF MICHIGAN  )
                   )SS.
COUNTY OF OAKLAND  )

Before me, a notary public, in and for said county, personally appeared Alan J. Miller, known to me to be the person who, as Vice President of Ironton Iron, Inc., an Ohio corporation, the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as such officer, and that the same is his free act and deed as such officer, and the free and corporate act and deed of said corporation, and that he was duly authorized thereunto by its board of directors. In testimony whereof, I have hereunto subscribed my name, and affixed my official seal at Troy, MI this 16th day of November, 2004.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                /s/ Regina M. Horn
                                                -----------------------
                                                Notary Public,

                                                     REGINA M. HORN
                                           NOTARY PUBLIC, Oakland County, MI
                                             My Commission Expires 9-8-05

Prepared by and record and return to:
-------------------------------------
O'Melveny & Myers LLP
Times Square Tower
7 Times Square, 34th Floor
New York, New York 10036

                                    EXHIBIT A

                                Legal Description

TRACT 1- IRONTON IRON COMPANY (PART OF EXHIBIT A, D.B. 516, PG. 299)

      Situate in Section 29, Township 1 North, Range 18 West, City of Ironton, Lawrence County, Ohio and being part of the Dayton Malleable Iron Company's 4.66 acre tract as recorded in Volume 201, Page 492 of the Lawrence County Deed Records and being more particularly bounded and described as follows:

      Beginning at an iron pin (set March, 1986) at the intersection of the Southerly Right-of-Way Line of Dayton Street and the Easterly Right-of-way Line of the Norfolk and Western Railroad.

      Thence, along said Southerly Right-of-way Line of Dayton Street, South 72 deg. 51' 34" East a distance of 201.32 feet to an iron pin (set March, 1986) on the Southeast Line of the aforementioned 4.66 acre tract,

      Thence, along said Southeast Line, South 57 deg. 45' 26" West, a distance of 170.11 feet to an iron pin (found March, 1986) on the aforementioned Easterly Right-of-way Line of the Norfolk and Western Railroad,

      Thence, along said right-of-way of the railroad with the arc of a curve to the right having a radius of 1462.69 feet, delta angle of 6 deg. 10' 53", tangent length of 78.98 feet, arc length of 157.81 feet, and a long chord of North 17 deg. 54' 30" West, 157.73 feet to the ORIGINAL PLACE OF BEGINNING containing 0.304 acres more or less and subject to all legal easements or rights-of-way.

      Being the same premises as described in Exhibit A, Tract 1, Volume 516, Page 299 of the Lawrence County Deed Records.

      The above described tract consists of the following;

            Part of Lawrence County Auditor's Parcel Number 36-026-0100 (0.304 acres of 3.64 total acres)

 TRACT 2 - IRONTON IRON COMPANY (PART OF EXHIBIT A, D.B. 516, PG. 299)

      Situate in Section 27, Township 1 North, Range 18 West, City of Ironton, Lawrence County, Ohio and being all of Lot 4 and 5 in the Second National Bank Addition to the town of Etna as recorded in Volume 1, Page 254 of the Lawrence County Plat Records and being more particularly bounded and described as follows:

      Beginning at a point at the intersection of the Northeasterly Right-of-way Line of Third Street and Northeasterly Right-of-way Line of Poplar Alley,

      Thence, along said right-of-way of Third Street, North 30 deg. 59' 10" West, a distance of 50.08 feet (50 feet by plat) to an iron pin (found March, 1986),

      Thence, North 59 deg. 59' 57" East, a distance of 147.48 feet (145.85 feet by plat) to a P.K. Nail (found March, 1986) on the Southwesterly Right-of-way Line of Cedar Alley,

      Thence, along said right-of-way of Cedar Alley, South 29 deg. 07' 26" East, a distance of 50.15 feet (50 feet by plat) to a P.K. Nail (found March, 1986) at the intersection of said Right-of-way Line of Cedar Alley and the aforementioned Right-of-way Line of Poplar Alley,

      Thence, along said right-of-way of Polar Alley, South 60 deg. 01' 38" West, a distance of 145.85 feet (144.95 feet by plat) to the ORIGINAL PLACE OF BEGINNING containing 0.169 acres more or less and subject to all legal easements or right-of-way.

      Being the same premises as described in Exhibit A, Tract 2, Volume 516, Page 299 of the Lawrence County Deed Records.

      The above described tract consists of the following;

      The above described tract consists of the following;

      All of Lawrence County Auditor's Parcel Number 36-069-1800

TRACT 3 - IRONTON IRON COMPANY (Part of Exhibit A, D.B. 516 Pg. 299)

      Situate in Section 27 and Section 29, Township I North, Range 18 West, City of Ironton, Lawrence County, Ohio and being the remainder of the Dayton Malleable Ironton Company's tracts as recorded in Volume 312, Page 615, Volume 201, Page 492; Volume 222, Page 526; Volume 395, Page 594; Volume 168, Page 486; Volume 222, Page 9; Volume 99, Page 614; Volume 101, Page 15; Volume 130, Page 141; Volume 269, Page 191; Volume 294, Page 34; Volume 307, Page 146; and Volume 417, Page 93 of the Lawrence County Deed Records and part of the Dayton Malleable Iron Company's tract as recorded in Volume 323, Page 606 of the Lawrence County Deed Records and being more particularly bounded and described as follows:

      Beginning at a "X" chisled in concrete (set March, 1986) at the intersection of the Northwesterly Right-of-way Line of Dayton Street and the Southwesterly Right-of-way Line of Third Street,

      Thence, along said right-of-way of Dayton Street, South 57 deg. 45' 26" West, a distance of 455.89 feet to an iron pin (set March, 1986), thence continuing along said right-of-way, North 72 deg. 51' 34" West, a distance of 207.16 feet to an iron pin (set March, 1986) on the Easterly Right-of-way Line of the Norfolk and Western Railroad,

      Thence, along said railroad right-of-way, North 13 deg. 45' 19" west, (North 13 51' West by deed) a distance of 135.26 feet,

      Thence, continuing along said railroad right-of-way with the arc of a curve to the left having a radius of 814.37 feet, delta angle of 5 deg. 12' 00", tangent length of 36.98 feet, arc length 73.91 feet, and a long chord of North 16 deg. 21' 19" West, 73.89 feet to an iron pin (found March, 1986),

      Thence, continuing along said railroad right-of-way with the arc of a curve to the left having a radius of 1071.50 feet, delta angle of 10 deg. 59' 19", tangent length of 103.07 feet, arc length of 205.50 feet, and a long chord of North 24 deg. 26' 59" West, 205.19 feet to an iron pin (found March, 1986),

      Thence, continuing along said railroad right-of-way, North 29 deg. 26' 27" West, (North 31 deg. 15' West by deed) a distance of 229.69 feet to a railroad spike (set March, 1986),

      Thence, continuing along said railroad right-of-way, South 59 deg. 59' 06" West, (South 58 deg. 41' West by Deed) a distance of 22.76 feet to an iron pin (set March, 1986),

      Thence, continuing along said railroad right-of-way, North 30 deg. 00' 12" West, (North 31 deg. 18' 20" West by deed) a distance of 509.46 feet to an iron pin (set March, 1986),

      Thence continuing along said railroad right-of-way, North 28 deg. 17' 52" West, (North 29 deg. 36' west by deed) a distance of 198.48 feet to a T. Rail (found March, 1986),

      Thence continuing along said railroad right-of-way, North 61 deg. 56' 03" East, (North 60 deg. 37' 55" East by deed) a distance of 30.91 feet,

      Thence, continuing along said railroad right-of-way, North 18 deg. 57' 52" West, (North 20 deg. 16' West by deed) a distance of 222.92 feet to an iron pin, (set March, 1986),

      Thence, continuing along said railroad right-of-way, North 59 deg. 59' 08" East, (North 58 deg. 41' East by deed) a distance of 6.10 feet,

      Thence, continuing along said railroad right-of-way, North 30 deg. 10' 52" West, (North 31 deg. 29' West by deed) a distance of 73.05 feet to an iron pin (set March, 1986).

      Thence, continuing along said railroad right-of-way, North 30 deg. 26' 00" West, (North 30 deg. 34' West by deed) a distance of 64.20 feet to an iron pin (set March 1986),

      Thence, North 59 deg. 45' 49" East, a distance of 162.26 feet to a P.K. Nail (found March, 1986),

      Thence, North 30 deg. 36' 22" west, a distance of 58.03 feet to a Rail road spike (set March, 1986) on the face of the Southeasterly wall (extended) of Building Number 57,

      Thence, along the face of said wall North 59 deg. 18' 32" East, a distance of 199.00 feet to the corner of said building,

      Thence along the face of the Northeasterly wall of said building North 30 deg. 41' 28" West, a distance of 48.82 feet to the corner of said building,

      Thence, along the face of the Northwesterly wall of said building South 59 deg. 18' 32" West, a distance of 170.39 feet.

      Thence, North 32 deg. 18' 47" West, a distance of 47.08 feet to a metal fence post,

      Thence, North 65 deg. 19' 16" West, a distance of 47.64 feet to a P.K. Nail (found March, 1986),

      Thence, North 75 deg, 52' 45" West, a distance of 37.92 feet to a metal post filled with concrete,

      Thence, South 58 deg. 05' 37" West, a distance of 95.90 feet to an iron pin (found March 1986), on the aforementioned Easterly Right-of-way Line of the Norfolk and Western Railroad,

      Thence, along said railroad right-of-way, North 31 deg. 07' 49" West (North 30 deg. 39' West by deed), a distance of 496.49 feet to an iron pin (found March, 1986),

      Thence, North 58 deg. 40' 50" East (North 58 deg. 51' East by deed), a distance of 167.71 feet to an iron pin (set March, 1986),

      Thence South 30 deg. 59' 10" East (South 30 deg. 49' East by deed), a distance of 200.00 feet to an iron pin (set March, 1986),

      Thence, North 59 deg. 00' 50" East (North 59 deg. 11' East by deed), a distance of 10.00 feet to an iron pin (set March, 1986),

      Thence, South 30 deg. 59' 10" East (South 30 deg. 49' East by deed), a distance of 60.00 feet to an iron pin (set March, 1986),

      Thence, North 59 deg. 00' 50" East (North 59 deg 11' East by deed), a distance of 171.72 feet to an "X" chisled in a concrete sidewalk (set March, 1986) on the aforementioned Southwesterly Right-of-way Line of Third Street,

      Thence, long said right-of-way, South 30 deg. 59' 10" East (South 30 deg. 49' East by deed), a distance of 1008.85 feet to an "X" chisled in a concrete sidewalk (set March, 1986),

      Thence, continuing along said right-of-way, South 32 deg. 38' 38" East (South 33 deg: 15 East by deed), a distance of 748.32 feet to a railroad spike (set March, 1986) on the Northwesterly Right-of-way Line of Dayton Lane,

      Thence, along said Right-of-way of Dayton Lane, South 56 deg. 49' 41" West, a distance of 192.02 feet,

      Thence, South 29 deg. 07' 29" East, a distance of 24.06 feet to a point on the Southeasterly Right-of-way Line of Dayton Lane,

      Thence, along said right-of-way of Dayton Lane, North 56 deg. 49' 41" East, a distance of 193.50 feet to an iron pin (found March, 1986) on the aforementioned right-of-way of Third Street,

      Thence; along said right-of-way of Third Street, South 32 deg. 38' 38" East (South 33 deg. 15' East by deed), a distance of 333.02 feet to an iron pin (set March, 1986),

      Thence, continuing along said right-of-way, South 32 deg. 15' 32" East (South 32 deg. 14' 34" East by deed), a distance of 180.11 feet to the ORIGINAL PLACE OF BEGINNING and passing an iron pin (found March, 1986) at
      66.77 feet and a stone (found March, 1986) at 80,04 feet, containing
      24.299 acres more or less and subject to all legal easements or rights-of-way.

      Being the same premises as described Exhibit A, Tract 3, Volume 516, Page 299 of the Lawrence County Deed Records.

      The above described tract consists of the following:

      Part of Lawrence County Auditor's Parcel Number 36-019-1200 (0.69 acres of
      1.35 total acres)

      Part of Lawrence County Auditor's Parcel Number 36-019-1300 (0.14 acres of
      0.28 total acres)

      All of Lawrence County Auditor's Parcel Number 36-019-1400 All of Lawrence County Auditor's Parcel Number 36-019-1500 All of Lawrence County Auditor's Parcel Number 36-019-1800 All of Lawrence County Auditor's Parcel Number 36-019-1900 All of Lawrence County Auditor's Parcel Number 36-020-0100

      All of Lawrence County Auditor's Parcel Number 36-020-0200 All of Lawrence County Auditor's Parcel Number 36-020-0300 All of Lawrence County Auditor's Parcel Number 36-020-0400 All of Lawrence County Auditor's Parcel Number 36-020-0500 All of Lawrence County Auditor's Parcel Number 36-020-0600 All of Lawrence County Auditor's Parcel Number 36-020-0700 All of Lawrence County Auditor's Parcel Number 36-020-0800 All of Lawrence County Auditor's Parcel Number 36-020-0900 All of Lawrence County Auditor's Parcel Number 36-020-1000 All of Lawrence County Auditor's Parcel Number 36-020-1100 All of Lawrence County Auditor's Parcel Number 36-020-1200

      Part of Lawrence County Auditor's Parcel Number 36-022-0900 (2.211 acres of 2.238 total acres)

      All of Lawrence County Auditor's Parcel Number 36-022-1000
      All of Lawrence County Auditor's Parcel Number 36-022-1100
      All of Lawrence County Auditor's Parcel Number 36-025-1800

      Part of Lawrence County Auditor's Parcel Number 36-026-0100 (3.336 acres of 3.64 total acres)

      All of Lawrence County Auditor's Parcel Number 36-026-0300 All of Lawrence County Auditor's Parcel Number 36-026-0500 All of Lawrence County Auditor's Parcel Number 36-026-0700 All of Lawrence County Auditor's Parcel Number 36-037-0100 All of Lawrence County Auditor's Parcel Number 36-043-0100 All of Lawrence County Auditor's Parcel Number 36-043-0200